                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO._____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

CHECK THE APPROPRIATE BOX:

[ ]  Preliminary Proxy Statement        [ ]  CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED BY
[X]  Definitive Proxy Statement              RULE 14a-6(e)(2))

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to
     Section 240.14a-12

                       PEOPLES OHIO FINANCIAL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

  ____________________________________________________________________________
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies: N/A

     2)   Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

     4)   Proposed maximum aggregate value of transaction: ___________________

     5)   Total fee paid: ___________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: ___________________

     2)   Form, Schedule or Registration Statement No.: ___________________

     3)   Filing Party: ___________________

     4)   Date Filed: ___________________

October 4, 2005


Dear Peoples Ohio Shareholder:

In addition to the enclosed 2005 annual meeting proxy and annual report, I want to report important news regarding Peoples Ohio Financial Corporation, and Peoples Savings Bank.

The Board of Directors of Peoples Ohio Financial Corporation, holding company, and the Board of Directors of Peoples Savings Bank have approved a definitive agreement to merge Peoples into MainSource Financial Group (MSFG) of Greensburg, Indiana, a financial services holding company comprised of smaller community banks in Indiana and Illinois.

It appears that the timeline for the transition process will extend into the first quarter of calendar 2006 with various regulatory approvals required as well as the approval of shareholders of Peoples Ohio Financial Corporation.

While the decision to merge Peoples was a difficult decision in light of our 115-year history of community banking, we believe that now is the right time to merge and that we found the right partner in MainSource.

Customers and others will see minimal change in the day-to-day operations with personnel, products, services and access...while we believe the merger creates significant value for shareholders and greatly improves the liquidity of stock.

Our regular annual meeting, Thursday, October 27, 2005, 3 p.m., at Edison Community College, Piqua, Ohio, will be held as scheduled. Early next year, a separate shareholder meeting will be held in order to approve the merger. Attached to this letter is a news release that provides additional information on the definitive agreement and more about MainSource.

Sincerely,



Ron Scott
President/CEO
Peoples Ohio Financial Corporation

(Attachment/ News Release)

SEPTEMBER 29, 2005
NEWS RELEASE                                     FOR MORE INFORMATION: RON SCOTT
                                                                  (937) 339-5000



                       PEOPLES SAVINGS BOARDS OF DIRECTORS
                            APPROVE MERGER AGREEMENT

The Board of Directors for Peoples Ohio Financial Corporation (POHF), holding company, and the Board of Directors for Peoples Savings Bank
(Troy-Piqua-Clayton), have approved a definitive agreement to merge into MainSource Financial Group (MSFG) of Greensburg, Indiana.

Per terms of the definitive agreement, Peoples Ohio Financial shareholders will receive approximately $5.60 per share. The exact amount of cash or stock payable to Peoples' shareholders may be adjusted at the time of closing. In any event, 75% of the total consideration must be paid in shares of MainSource common stock and there may be allocations of cash or stock made to shareholders to ensure that this requirement is satisfied.

Additionally, the definitive agreement enables Peoples Saving Bank to become a chartered, stand-alone commercial bank providing opportunity for enhanced/new products and services.

Ron Scott remains president and chief executive officer of the bank... positions he has held for the past 16 years. He also will assume the role of chairman of the restructured bank board of directors that will retain local self-governance powers under MainSource ownership.

The timeline for the transition process is expected to extend into the first quarter of calendar 2006 with various regulatory approvals required as well as the approval of shareholders of Peoples Ohio Financial Corporation.

In making the announcement, Ron Scott stated that this action obviously is significant in light of the 115 years Peoples Savings Bank has served the local communities as an independent, local, community bank.

However, the challenges of remaining completely independent are very significant. He emphasized fluctuating interest rates, flat yield curve, intense local competition, costly/time-consuming bank industry regulations, sustainable earnings, and lack of stock liquidity as major hurdles for future success as an independent financial institution.

                                     -more-

"Since 1890, Peoples has been "the local bank" and it has had to continually reinvented itself to remain current, innovative and profitable. We believe that our partnership with MainSource is the next logical, necessary step in that process," Scott said.

He also said that Peoples has achieved a merger/partnership relationship that creates significant value for shareholders and improved liquidity of stock.

He pointed out that customers and others would see minimal change in day-to-day operations with personnel, products, service, and local access remaining the same as much as possible.


"We believe that Peoples is a good fit with MainSource...As an organization, MainSource is simply a Peoples on a bigger scale...a financial services holding company comprised of small community banks which together can be more competitive. Troy is probably as large or larger than most communities MainSource currently serves," Scott explained.

James L. Saner, Sr., President and CEO, MainSource Financial Group, agrees that Peoples Savings Bank is great addition to the MainSource family of community banks.

"We are excited to have Peoples join our community banking group...our philosophies of the role of community banking are very much the same. Both organizations are focused on local service and access, local community involvement, and local decision-making," Saner said.

He added that Peoples' history of innovation and success made it an excellent choice to be the first community bank in Ohio to join MainSource. Saner added that his company is very impressed with the communities and markets which Peoples serves and with the current Peoples management/employee team who will be growing those markets.

While the name of Peoples Saving Bank is expected to change to MainSource Bank of Ohio when the merger is final (sometime in 2006), both Scott and Saner indicated that the small-town culture and commitment to service does not change.

Peoples Savings Bank has approximately $200 million in assets and has five banking centers, ATM locations and wealth management offices in Troy and Piqua (Miami County, Ohio) and in Clayton (Dayton/Montgomery County, Ohio). Peoples Ohio stock is traded over-the-counter through market makers.

MainSource Financial Group, Inc. is a community bank financial services holding company with current assets of $1.7 billion. Through three current banking subsidiaries, MainSource Bank (Greensburg, Indiana), Peoples Trust Company (Linton, Indiana) and MainSource Bank of Illinois (Kankatee, Illinois), it operates 55 offices in 23 Indiana Counties and six offices in three Illinois counties. Also, MainSource has non-banking subsidiaries that provide insurance, title, and mortgage services. Shares of MainSource Financial Group are traded on the NASDAQ stock exchange.

MainSource will be filing a Registration Statement on Form S-4 concerning the merger with the Securities and Exchange Commission ("SEC"), which will include the proxy statement that will be mailed to Peoples' shareholders. Peoples urges shareholders to read these documents because they contain important information. Shareholders will be able to obtain the documents free of charge, when filed at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by MainSource will be available free of charge from the Secretary of MainSource at 201 N. Broadway, P.O. Box 87, Greensburg, IN 47240, telephone (812)663-0157. Documents filed with the SEC by Peoples Ohio will be available free of charge from the Secretary of Peoples at 635 South Market Street, Troy, Ohio, telephone
(937)339-5000. Peoples shareholders should read the proxy statement carefully before making a decision concerning the merger. Copies of all recent proxy statements and annual reports are also available free of charge from the respective companies by contacting the company secretary.

MainSource and Peoples and their directors and executive officers may be deemed to be participants in the solicitation of proxies to approve the merger. Information about the participants may be obtained through the SEC's website from the definitive proxy statement filed with the SEC on April 29, 2005, with respect to MainSource and the definitive proxy statement filed with the SEC on September 24, 2004, with respect to Peoples.

                       PEOPLES OHIO FINANCIAL CORPORATION
                             635 SOUTH MARKET STREET
                                TROY, OHIO 45373
                                 (937) 339-5000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 27, 2005

         The Annual Meeting of Shareholders of Peoples Ohio Financial Corporation (the "Company") will be held at Edison Community College located at 1973 Edison Drive, Piqua, Ohio on Thursday, October 27, 2005, at 3:00 p.m. to consider and act on the following matters:

         1. Election of three Directors for two-year terms expiring in 2007.

         2. Ratify the selection of BKD, LLP as the independent registered public accounting firm of the Company for the year ending June 30, 2006.

         3. Conduct such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on September 12, 2005, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

         A copy of the Company's Annual Report which includes financial statements for the fiscal year ended June 30, 2005, is enclosed.

                                         By Order of the Board of Directors

                                         /s/ LINDA A. DANIEL

                                         Linda A. Daniel
                                         Secretary

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTPAID ENVELOPE.




Troy, Ohio                                                      October 4, 2005

                       PEOPLES OHIO FINANCIAL CORPORATION
                             635 SOUTH MARKET STREET
                                TROY, OHIO 45373

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

                                     GENERAL

--------------------------------------------------------------------------------

         We are sending you this Proxy Statement and the enclosed proxy card because the Board of Directors of Peoples Ohio Financial Corporation (the "Company" "we" or "us") is soliciting your proxy to vote at the 2005 Annual Meeting of Shareholders (the "Annual Meeting"). This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting.

         You are invited to attend our Annual Meeting on October 27, 2005 beginning at 3:00 p.m., local time. The Annual Meeting will be held at Edison Community College, 1973 Edison Drive, Piqua, Ohio.

         This Proxy Statement and the enclosed form of proxy is expected to be mailed to shareholders on or about October 4, 2005.

--------------------------------------------------------------------------------

                             SOLICITATION AND VOTING

--------------------------------------------------------------------------------

SHAREHOLDERS ENTITLED TO VOTE

         Holders of record of common stock of the Company at the close of business on September 12, 2005 (the "Record Date") are entitled to vote at the Annual Meeting. Each share of common stock of the Company is entitled to one vote.

         Pursuant to the Company's Amended and Restated Code of Regulations ("Code of Regulations"), shareholders are not entitled to cumulate their votes for the election of Directors.

         As of the Record Date, the Company had 7,331,629 common shares issued and outstanding.

VOTING PROCEDURES

         Unless you hold your shares in the Company's Employee Stock ownership Plan and Trust ("ESOP"), you can vote on matters to come before the Annual Meeting in one of two ways:

             o    you can come to the Annual Meeting and cast your vote there;
                  or

             o you can vote by signing and returning the enclosed proxy card. If you do so, the individuals named as proxies on the card will vote your shares in the manner you indicate.

         You may also choose to vote for all of the nominees for Director and each proposal by simply signing, dating and returning the enclosed proxy card without further direction. All signed and returned proxies that contain no direction as to vote will be voted FOR each of the nominees for Director and FOR each of the proposals.

         If you plan to attend the Annual Meeting and vote in person, you should request a ballot when you arrive. HOWEVER, IF YOUR SHARES ARE HELD IN THE NAME OF YOUR BROKER, BANK OR OTHER NOMINEE, THE INSPECTOR OF ELECTION WILL REQUIRE YOU TO PRESENT A POWER OF ATTORNEY OR PROXY IN YOUR NAME FROM SUCH BROKER, BANK OR OTHER NOMINEE FOR YOU TO VOTE SUCH SHARES AT THE ANNUAL MEETING. Please contact your broker, bank or nominee.

VOTING PROCEDURES FOR SHARES IN THE COMPANY'S ESOP

    If you participate in the Company's ESOP, please return your proxy card in the enclosed envelope on a timely basis to ensure that your proxy is voted. If you own or are entitled to give voting instructions for shares in the ESOP and do not vote your shares or give voting instructions, generally, the plan trustee will vote your shares in the same proportion as the shares for all plan participants for which voting instructions have been received. Holders of shares in the ESOP will not be permitted to vote such shares at the Annual Meeting, but their attendance is encouraged and welcome.

REQUIRED VOTE

         The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non vote" occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because such broker, bank or nominee does not have discretionary authority to vote and has not received instructions from the beneficial owner.

         Once a quorum is achieved, a plurality of votes cast is all that is necessary for the election of Directors. Abstentions and broker "non votes" will not be counted as votes either "for" or "against" any Director. As to ratification of BKD, LLP and all other matters that may come before the Annual Meeting, the affirmative vote of a majority of votes cast is necessary for the approval of such matters. Abstentions and broker "non votes" are again not counted for purposes of approving the matter or any other matters coming before the Annual Meeting.

REVOKING A PROXY

         If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy at any time prior to its exercise by:

             o    sending in another proxy with a later date;

             o providing written notification of the revocation to the Company's Secretary in writing at Peoples Ohio Financial Corporation, 635 South Market Street, Troy, Ohio, 45373; or

             o appearing in person at the Annual Meeting and revoking the proxy.

         If you choose to revoke your proxy by attending the Annual Meeting, you must vote in accordance with the rules for voting at the Annual Meeting. Attending the Annual Meeting alone will not constitute revocation of a proxy.

COST OF PROXY SOLICITATION

         We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, mail or telegram. We do not intend to engage a proxy solicitation firm to assist us in the distribution and solicitation of proxies. The Company will also request persons, firms and corporations holding shares in their names for other beneficial owners to send proxy materials to such beneficial owners. The Company will reimburse these persons for their expenses.

INSPECTOR OF ELECTION

         Your proxy returned in the enclosed envelope will be delivered to the Company's transfer agent, Registrar and Transfer Company ("R&T"). The Board of Directors has designated R&T to act as inspectors of election and to tabulate the votes at the Annual Meeting. R&T is not otherwise employed by, or a Director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

OTHER MATTERS

    The Board of Directors is not aware of any other matters to come before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, or any adjournment thereof, including matters relating to the conduct of the Annual Meeting, it is intended that the shares represented by properly-executed proxies will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------

                            GOVERNANCE OF THE COMPANY

--------------------------------------------------------------------------------

COMPOSITION OF THE BOARD OF DIRECTORS

         During 2005, the Board of Directors met a total of eight times. In addition, the Board of Directors has authorized various Committees to manage distinct matters of the Company. These Committees include the Audit Committee and Compensation Committee. Membership on each of the Committees, and number of Committee and Board meetings held during the fiscal year ending June 30, 2005, is set forth in the table below. All of our Directors attended 75 percent or more of the meetings of the Board and the Board Committees on which they served in fiscal year 2005.


             NAME                           BOARD        AUDIT     COMPENSATION
             ----                           -----        -----     ------------
Cooper- Chairman of the Board                 X            X            X
Klockner                                      X            X
McGraw                                        X
Robinson                                      X                         X
Scott                                         X
Wilcox                                        X            X            X
Meetings during fiscal year 2005              8            8            1

THE AUDIT COMMITTEE

         The Audit Committee is responsible for recommending the annual appointment of the public accounting firm to be our outside auditors, subject to approval of the Board of Directors and shareholders. The Committee is responsible for the following tasks:

              o   maintaining a liaison with the outside auditors;

              o   reviewing the adequacy of internal controls;

              o reviewing with management and outside auditors financial disclosures of the Company; and

              o reviewing any material changes in accounting principles or practices used in preparing statements.

THE COMPENSATION COMMITTEE

         The Compensation Committee is responsible for establishing annual and long-term performance goals for the Chief Executive Officer (Mr. Scott) and also approves the Chief Executive Officer's salary and other incentive compensation. The Committee's functions include:

              o awarding shares or options under the Company's stock option plan;

              o determining compensation to be paid pursuant to the Company's incentive plan; and

              o publishing an annual Executive Compensation Committee Report for the shareholders.

         The Committee is aided in performing these functions by counsel.

         During fiscal year 2005, the Board of Directors acted as the nominating committee for selecting nominees for election as Directors. As a result, there is no charter for a nominating committee.

         The Board of Directors believes it is appropriate that the Board as a whole functioned as a nominating committee during fiscal year 2005, as the Board of Directors believes that allowing the full Board of Directors to act as a nominating committee does not permit management to exercise undue control over the Director nomination process. Moreover, the Board of Directors believes that all of the Directors have significant expertise in the operations and needs of the Company and its Board of Directors, and have valuable insights to offer regarding the value that qualified Directors can bring to the Company.

         In its deliberations, the Board of Directors, functioning as a nominating committee, considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs. Any nominee for Director chosen by the Board of Directors, acting as a nominating committee, must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified Director candidates to fill vacancies, the Board of Directors, acting as a nominating committee, solicits its then current Directors for the names of potential qualified candidates. Moreover, the Board of Directors, acting as a nominating committee, may ask Directors to pursue their own business contacts for the names of potentially qualified candidates. The Board of Directors, acting as a nominating committee, would then consider the potential pool of Director candidates, select the top candidate based on the candidates' qualifications and the Board's needs, and conduct a thorough investigation of the proposed candidate's background to ensure there is no past history that would cause the candidate not to be qualified to serve as Director of the Company. The Board of Directors, acting as a nominating committee, will consider the nomination of Director candidates recommended by shareholders in the same manner in which the Board of Directors would evaluate nominees for Director recommended by the Board of Directors. Recommendations to the Board of Directors, acting as a nominating committee, from shareholders regarding candidates must be delivered to the Company's Secretary no later than June 30 of the year in which such shareholder proposes that the recommended candidate stand for election.

         The Company's Code of Regulations sets forth procedures that must be followed by shareholders seeking to make nominations for Directors.

         The Company's Code of Regulations provides that candidates for Directors at an annual meeting may be nominated by any shareholder by filing the names of such candidates with the Secretary of the Company at least sixty days prior to the first anniversary of the most recent annual meeting held for election of Directors; provided, however, that if the annual meeting for the election of Directors in any year is not held on or before the thirty first day following such anniversary, then written notice must be received within a reasonable time prior to the date of such annual meeting.

BOARD POLICIES REGARDING COMMUNICATIONS WITH THE BOARD OF DIRECTORS AND ATTENDANCE AT ANNUAL MEETINGS

         The Company's Board of Directors maintains an informal process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Company's Board should send any communication to the Secretary of the Company. Any such communication must state the number of shares beneficially owned by the shareholder making the communication. The Secretary of the Company will forward such communication to the full Board of Directors or to any individual Director or Directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Company's Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

         The Company does not have a policy regarding Board member attendance at annual meetings of shareholders. All Company Directors attended the 2004 annual meeting of shareholders.

DIRECTORS' COMPENSATION

         The Directors and Chairman of the Company received $3,000 and $4,000, respectively, for serving on the Company's Board of Directors during fiscal year 2005. In addition, Company Directors who are not also employees of the Company or Bank ("Outside Directors") receive $500 per Company committee meeting or Company Board meeting attended. Those Directors who also serve on the Bank's Board of Directors received $10,000 for serving in such capacity during 2005. In addition, Outside Directors receive $300 per Bank committee meeting or Bank Board meeting attended. In addition, the Company maintains a Stock-Based Incentive Plan for Directors.

         STOCK-BASED INCENTIVE PLAN. The Company maintains the Incentive Plan for both Directors and employees which vest and become exercisable over three years (prior to 2003, options granted were fully exercisable on the date of grant). Under the plan each non-employee Directors was granted 1,500 common shares during fiscal year 2005.

--------------------------------------------------------------------------------

                                 CODE OF ETHICS

--------------------------------------------------------------------------------

         The Board of Directors has not yet adopted a code of ethics under applicable SEC regulations governing the Company's principal executive officer and principal financial officers or persons performing similar functions. The Board has not felt the need to adopt such a code of ethics for several reasons. First, the Company's principal executive officer and principal financial officer are also executive officers of the Bank and the Bank has adopted a Code of Ethics and Conflicts of Interests Policy that governs matters such as conflicts of interests, acceptance of gifts, and loans to executive officers. Second, the Company and the Bank are already subject to extensive regulation and supervision by federal and state banking regulators.

--------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the SEC. The Company assists its Directors and executive officers in completing and filing of such reports. Executive officers, directors and greater that 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that all executive officers, directors and greater that 10% shareholders filed all reports required on a timely basis pursuant to Section 16(a) of the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------

                        PRINCIPAL HOLDERS OF COMMON STOCK

--------------------------------------------------------------------------------

         The following table sets forth information with respect to ownership of the common stock of the Company by any person (including any "group" as that term is used in Section 13d-3 of the Securities Exchange Act of 1934) who is known to the Company to be the beneficial owner of more than 5% of the outstanding common stock. The information in the following chart comes from the stock ledger of the Company and any required ownership reports received by the Company as of the Record Date and is believed to be accurate.

                                         Amount and
 Name and Address                   Nature of Beneficial              Percent
of Beneficial Owner                    Ownership (1)                  of Class
-------------------                 --------------------              --------
E. Joseph Lowe                           698,052                        9.52%
901 N. Miami Avenue
Miami, Florida 33136

Ronald B. Scott                          520,420(2)                     6.65%
194 Littlejohn Road
Troy, Ohio 45373

(1) Except as otherwise noted, all beneficial ownership is direct and each beneficial owner exercised sole voting and investment power over the shares.

(2) Rule 13d-3(d)(1) under the Securities Exchange Act of 1934 requires the inclusion in "beneficial ownership" of shares of common stock which may be acquired by the exercise of options, within 60 days. President Scott has immediately exercisable options to acquire 267,050 shares, which amount is included in his holdings.

--------------------------------------------------------------------------------

                          ITEM 1. ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

         The Company's Code of Regulations provides that the Board of Directors shall be composed of six members and shall be divided into two classes. The members of each class are elected for a term of two years. One class is elected annually.

         Three Directors will be elected at the Annual Meeting to serve two-year terms and until their successors are elected and qualified. The Board of Directors serving as the Nominating Committee has nominated the following current Directors:

                               Thomas E. Robinson
                                  Donald Cooper
                               Richard W. Klockner

         There are no arrangements known to management between the persons named and any other person pursuant to which such nominees were selected. The Board of Directors will not consider nominees recommended by shareholders unless such nomination is made directly by the shareholders in accordance with the procedures provided in the Company's Code of Regulations, described above.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
                  THE ABOVE NOMINEES FOR DIRECTOR UNDER ITEM 1.

         The persons named in the enclosed proxy intend to vote for the election of named nominees, unless the proxy is marked by the shareholder to the contrary. If any nominee is unable to serve, all valid proxies will be voted for the election of such substitutes as the Board of Directors may recommend. The Board knows of no reason why any nominee might be unavailable to serve.

--------------------------------------------------------------------------------

                    NOMINEES WHOSE TERMS WILL EXPIRE IN 2006

--------------------------------------------------------------------------------


      NAME AND AGE AS OF                     POSITION, PRINCIPAL OCCUPATION,
      THE ANNUAL MEETING                   BUSINESS EXPERIENCE AND DIRECTORSHIP
      ------------------                   ------------------------------------
Thomas E. Robinson          74             THOMAS E. ROBINSON has been a
                                           director of the Bank since 1996. He
                                           is a retired executive. Mr. Robinson
                                           is active in a number of charitable
                                           boards and foundations including the
                                           Ruth Lyons Children's Fund, and is a
                                           past member of the Troy Foundation.
                                           He is also an Ambassador for Upper
                                           Valley Medical Center. He served as
                                           an Advisory Board member from 1995
                                           until 1996 when he was appointed to
                                           the full board.

Donald Cooper               76             DONALD COOPER has been a director of
                                           the Bank since 1989. He is the
                                           president of Captor Corporation, Tipp
                                           City, Ohio, a manufacturer of
                                           specialized electronic components.
                                           Mr. Cooper is also a member of the
                                           Tipp City Rotary Club and supports
                                           Tipp City community projects.

Richard W. Klockner         76             RICHARD W. KLOCKNER has been a
                                           director of the Bank since 1996. He
                                           is owner and president of Klockner &
                                           Associates, a civil engineering
                                           company located in Troy. Mr. Klockner
                                           is a member of the Miami County Home
                                           Builders Association, Professional
                                           Land Surveyors of Ohio, and the Ohio
                                           Society of Professional Engineers. He
                                           served as an advisory board member
                                           from 1985 until 1996 when he was
                                           appointed to the full board.

--------------------------------------------------------------------------------

                  CONTINUING DIRECTORS WITH TERMS EXPIRING 2007

--------------------------------------------------------------------------------


      NAME AND AGE AS OF                  POSITION, PRINCIPAL OCCUPATION,
      THE ANNUAL MEETING               BUSINESS EXPERIENCE AND DIRECTORSHIP
      ------------------               ------------------------------------
William J. McGraw, III     57          WILLIAM J. MCGRAW, III has been a
                                       director of the Bank since 1977. He is an
                                       attorney and president of Dungan &
                                       LeFevre Co., L.P.A., the Troy Ohio Law
                                       firm, which represents the Company as
                                       general counsel. Mr. McGraw was past
                                       president of the Troy Area Chamber of
                                       Commerce and the Troy Noon Optimist Club,
                                       and founding chairman of Leadership Troy.
                                       He is a past chairman of the board of
                                       trustees of Upper Valley Medical Centers,
                                       and currently serves as a trustee of the
                                       Troy Development Council. Mr. McGraw also
                                       serves as Secretary and Director of the
                                       Company's service corporation.

Ronald B. Scott            58          RONALD B. SCOTT has been a director of
                                       the Bank since 1991. He has served as
                                       President and Chief Executive Officer of
                                       the Company since December, 1990. He also
                                       serves as President and as a Director of
                                       its service corporation. Mr. Scott has
                                       been employed with the Company since 1987
                                       and previously served as a Senior Vice
                                       President and Chief Financial Officer of
                                       the Company. Mr. Scott is a past Chairman
                                       of the Troy Area Chamber of Commerce. He
                                       currently serves as a Trustee of the Troy
                                       Foundation and Vice President of the Paul
                                       Duke Foundation. He is a member of the
                                       Troy Development Council and is Vice
                                       Chairman of the Tax-Incentive Review
                                       Council of Miami County.

James S. Wilcox            58          JAMES S. WILCOX has been a director of
                                       the Bank since 1996. He is the retired
                                       vice president of finance and chief
                                       financial officer for PMI Food Equipment
                                       Group headquartered in Troy. Mr. Wilcox
                                       serves on the boards of MVPS, and
                                       Tropitone Corporation. He served as an
                                       Advisory Board member from 1989 until
                                       1996 when he was appointed to the full
                                       board.

--------------------------------------------------------------------------------

      ITEM 2 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

         The Board of Directors, upon the recommendation of its Audit Committee, has appointed BKD, LLP to serve as the Company's independent registered public accounting firm for 2006 and is seeking the ratification of the appointment of BKD, LLP by our shareholders.

FEES

         The aggregate fees billed for professional services rendered for the Company by BKD, LLP for the years ended June 30, 2005, and 2004 were as follows:


                                      2005        2004
                                     -------     -------
Audit Fees                           $52,500     $45,220
Audit-Related Fees                    14,065       2,700
Tax Fees                               6,325      26,280
All Other Fees                            --          --
                                     -------     -------
        Total                        $72,890     $74,200
                                     =======     =======

         The Audit Fees for the years ended June 30, 2005 and 2004, were for professional services rendered in connection with the audits of the consolidated financial statements of the Company and assistance with the review of documents filed with the Ohio Department of Financial Institutions (DFI), OTS and the SEC.

         The Audit Related Fees for the years ended June 30, 2005 and 2004, were for consultation concerning financial accounting issues and related services in connection with quarterly financial information filed with the DFI, OTS and the SEC.

         The Tax Fees for the years ended June 30, 2005 and 2004, were for services related to tax compliance, including the preparation of income tax returns.

         The Board has established pre-approval policies and procedures with respect to engagement of accountants to render audit and non-audit services. All auditing services and non-audit services provided by BKD, LLP, for the year ending 2005, have been approved by the audit committee.

         The Audit Committee of the Board believes that the non-audit services provided by BKD, LLP are compatible with maintaining that firm's independence.

         The affirmative vote of a majority of votes cast on this proposal, without regard to abstentions or broker "non-votes," is required for the ratification of the appointment of BKD, LLP.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF
   THE ABOVE NAMED INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNDER ITEM 2.

--------------------------------------------------------------------------------

             SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS
                 MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND
                 ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

--------------------------------------------------------------------------------

         The following table indicates, as of the Record Date the number and percentage of outstanding common shares beneficially owned by each Director of the Company, by each nominee for election to the Board of Directors, and by all Directors and executive officers of the Company as a group.


                                                        Common Stock
                                                    Beneficially Owned(1)
                                                    ---------------------

       Name                                      Amount            Percent
       ----                                     ---------          -------
Ronald B. Scott                                 520,420(2)          6.65%
Thomas E. Robinson                              355,000(2)          4.84%
William J. McGraw                               300,184(2)          4.09%
Donald Cooper                                   275,978(2)          3.76%
Richard W. Klockner                             241,756(2)          3.28%
James S. Wilcox                                 106,848(2)          1.46%

All Directors and executive officers as
a group                                       1,864,069            24.25%

(1) Except as otherwise noted, all beneficial ownership is direct and each beneficial owner exercised sole voting and investment power over the shares.

(2) Rule 13d-3(d)(1) under the Securities Exchange Act of 1934 requires the inclusion in "beneficial ownership" of shares of common stock which may be acquired by the exercise of options within 60 days. President Scott has immediately exercisable options to acquire 267,050 shares; Mr. Robinson has immediately exercisable options to acquire 3,000 shares; Mr. McGraw has immediately exercisable options to acquire 16,500 shares; Mr. Cooper has immediately exercisable options to acquire 7,500 shares; Mr. Klockner has immediately exercisable options to acquire 31,500 shares; and, Mr. Wilcox has immediately exercisable options to acquire 6,000 shares, all of which amounts are included in their respective holdings. See also "Principal Holders of Common Stock," above.

--------------------------------------------------------------------------------

                                CHANGE IN CONTROL

--------------------------------------------------------------------------------

         On September 28, 2005, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with MainSource Financial Group, Inc. The Merger Agreement provides that the Company will be merged with and into MainSource, with MainSource being the surviving corporation. The Bank shall immediately thereafter merge with and into a to-be-formed interim Ohio commercial bank and wholly-owned subsidiary of MainSource. As a result of the transactions, the Bank will become a wholly owned subsidiary of MainSource.

         The Company's stockholders will receive, in exchange for shares of Company stock, shares of MainSource common stock or cash, or a combination of stock and cash, subject to MainSource's ability to limit such stock consideration to 75% of the total consideration. The stock portion of the consideration furnished to the Company's shareholders is intended to qualify as a tax-free transaction.

         The transaction is subject to certain conditions as further described in the Merger Agreement, including the prior approval of the Company's shareholders at a future special shareholders meeting to be called by the

Company's Board of Directors, and applicable regulatory authorities. The merger is anticipated to close in the first quarter of 2006. A copy of the Merger Agreement was included as an exhibit to the Company's Current Report on Form 8-K, filed on September 29, 2005, a copy of which can be obtained free of charge at www.sec.gov.

--------------------------------------------------------------------------------

                               EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

         In addition to the President and Chief Executive Officer, Ronald B. Scott, the Company has the following executive officers:

RICHARD J. DUTTON, 42, is Vice President and Treasurer of the Company. Mr. Dutton joined the Bank as Vice President and Chief Financial Officer in July 2002. Prior to joining the Company, Mr. Dutton was employed by BKD, LLP (and predecessor firms) for 17 years most recently as the partner in charge of the Firm's Kentucky/Southern Indiana Financial Institution Practice. He was appointed by the Board of Directors as Vice President and Treasurer of the Company in September 2002.

LINDA A. DANIEL, 57, is Secretary of the Company. Ms. Daniel has also served the Company as Vice President of Marketing since March 1999. Prior to joining the Bank, Ms. Daniel was employed by Upper Valley Medical Center for 11 years and served as Vice-President of Communications from 1995 to 1999.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

         The following table shows, for the years ended June 30, 2005, 2004 and 2003, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and other executive officers ("Named Executive Officers") who accrued salary and bonus in excess of $100,000 in fiscal year 2005.

SUMMARY COMPENSATION TABLE


                                                                    Long Term
                                                                   Compensation       All Other
                                           Annual Compensation        Awards       Compensation
                                          ---------------------    ------------    ------------
 Name and Principal Position     Year     Salary($)    Bonus($)       Options         ($)(1)
                                 ----     ---------    --------       -------      ------------
Ronald B. Scott                  2005     $171,559     $ 19,556       13,500          $  7,607
  President, Chief               2004      157,246       38,776       13,500             4,320
  Executive Officer              2003      156,000       50,130       13,500             5,083
  and Director
Richard J. Dutton                2005     $132,704     $ 13,046        9,000          $  2,749
  Vice President,                2004      114,789       30,100        9,000             2,768
  Treasurer                      2003      110,000           --        9,000             9,055

Linda A. Daniel                  2005     $ 93,420        9,000        6,800          $  4,775
  Secretary                      2004       90,233       23,200        6,800             4,403
                                 2003       84,695       30,000        6,800             4,470

----------

    (1) Represents the value of the allocation at the allocation date to the Employee Stock Ownership Plan account and Bank's matching contribution to 401(k). In addition, during 2003, Mr. Dutton received $9,055 as reimbursement for moving expenses and Ms. Daniel receives a $1,000 annual stipend as Secretary to the Corporation.

STOCK OPTIONS GRANTED IN FISCAL YEAR 2005

         The following table sets forth information regarding stock options awarded each of the named executive officers during fiscal year 2005. These grants are also reflected in the summary compensation table. The potential realizable values for the option grants are shown based on compound annual rates of stock price appreciation of 5% and 10% from the grant date to the expiration date. The assumed rates of appreciation are prescribed by the proxy rules administered by the SEC, are for illustration purposes only and they are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance and prospects.

                                                                                             Potential realizable value
                                            % of total                                        at assumed annual rate of
                                             options                                           stock price appreciation
                                            granted to       Exercise                             for option term
                            Options        employees in       price         Expiration       ---------------------------
                            granted         fiscal 2005     ($/Share)          date             5% ($)          10% ($)
                            -------        ------------     ---------       ----------       ----------        ---------
Ronald B. Scott             13,500             30.0%        $    4.20        9/29/2014        $  36,659        $  90,365
Richard J. Dutton            9,000             20.0              4.20        9/29/2014           23,773           60,243
Linda A. Daniel              5,700             12.7              4.20        9/29/2014           15,056           38,154

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES


         This table gives information for options exercised by each of the named executive officers in fiscal 2004 and the value (stock price less exercise price) of the remaining unexercised options held by such officers as of June 30, 2004.


                                                                             Number of securities       Value of unexercised
                                                                            underlying unexercised      in-the-money options
                                                                             options at 6/30/05(#)          at 6/30/05($)(1)

                                  Shares acquired        Value                   Exercisable/                Exercisable/
Name                               on exercise(#)      realized($)              unexercisable               unexercisable
----                              ---------------      ------------         ----------------------      --------------------
Ronald B. Scott                       53,600            $139,968                267,050/40,500               $405,357/$ -
Richard J. Dutton                       -                   -                         0/27,000                    -/6,030
Linda A. Daniel                         -                   -                    23,264/19,300                9,098/4,556

----------

(1) An option is "in-the-money" if the fair value of the underlying shares exceeds the exercise price of the option. The figure represents the value of the unexercised options, determined by multiplying the number of in-the-money unexercised options by the difference between the exercise price of the option and the $4.10 market price for the common shares on June 30, 2005.

--------------------------------------------------------------------------------

                      REPORT OF THE COMPENSATION COMMITTEE

--------------------------------------------------------------------------------

         The Compensation Committee reviews the compensation levels of the executive officers, including the Chief Executive Officer, each year. The Compensation Committee utilizes independent surveys of compensation of officers in the thrift industry, taking into account comparable asset bases and geographic locations. Based on the foregoing factors, the Compensation Committee establishes the compensation of the Chief Executive Officer and the overall budget for compensation of all other executive officers.

COMPENSATION POLICIES TOWARD EXECUTIVE OFFICERS GENERALLY

         The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that will attract and retain qualified executives and will reward individual performance, initiative and achievement, while enhancing overall corporate performance and shareholder value. The compensation program for executive officers consists of three elements - a base salary component, a performance cash bonus and a grant of stock options.

         The objectives of the performance bonuses are to motivate and reward the executive officers in connection with the accomplishment of annual objectives of the Company, to reinforce a strong performance orientation with differentiation and variability in individual awards based on contribution to annual and long-range business results and to provide a competitive compensation package that will attract, reward and retain individuals of the highest quality. Performance bonuses are granted based upon objectives set by management.

         The objectives of the stock options are to motivate and reward the executive officers based on each individual's contribution to the total performance of the Company and to reinforce a strong performance orientation.

DETERMINATION OF CEO'S COMPENSATION

         Mr. Scott's compensation was based upon an evaluation of his performance by the Company's Compensation Committee, as well as the Company's long-term performance measured by earnings, capital growth, return on assets, return on equity, asset quality and total shareholder return. The Board of Directors also evaluated past stated objectives developed by the Compensation Committee and Mr. Scott and his success in achieving these objectives. These objectives included measuring The Company's performance against its peer group in total shareholder return, return on assets, return on equity, earnings and asset quality of the Company. The Compensation Committee believes that the level of compensation paid to Mr. Scott in 2005 was fair and reasonable when compared with compensation levels in the thrift industry reported in various independent surveys. The compensation earned by Mr. Scott in fiscal year 2005 reflects the significant management and leadership responsibilities required of him and the effective manner in which those responsibilities were fulfilled.

                             COMPENSATION COMMITTEE
                               Thomas E. Robinson
                                James S. Wilcox
                                 Donald Cooper

COMPENSATION COMMITTEE INTERLOCKS

         During the last fiscal year, no member of the Compensation Committee was a current or former executive officer or employee of the Company or had a reportable business relationship with the Company.

--------------------------------------------------------------------------------

                                PERFORMANCE GRAPH

--------------------------------------------------------------------------------

         The following graph and table show the cumulative total return on the Company's (prior to 2002 the Bank's) common shares for the last five fiscal years ended June 30, 2005, compared to the cumulative total return of (i) the SNL Securities All Publicly Traded Thrifts Index and (ii) the Russell 2000 Index.

         Cumulative total return on the shares or the indices equals the total increase in value since June 30, 2000, assuming reinvestment of all dividends paid on the shares or the index, respectively. The graph and table were prepared assuming that $100 was invested at the closing price on June 30, 2000 in the Banks shares and in each of the indices. The shareholder returns shown on the performance graph are not necessarily indicative of the future performance of the Company's shares or of any particular index.

                           (STOCK PERFORMANCE GRAPHIC)

                    Peoples Ohio Financial
  PRICING DATE           Corporation*             Ohio Thrift       Russell 2000
  ------------      ----------------------        -----------       ------------
    6/30/2000                100                     100               100.00
    6/29/2001                 73                     117                  101
    6/28/2002                 83                     153                   92
    6/30/2003                107                     170                   90
    6/30/2004                109                     221                  121
    6/30/2005                111                     222                  132

* Prior to June 30, 2002, the financial performance is that of the Bank.

--------------------------------------------------------------------------------

                          REPORT OF THE AUDIT COMMITTEE

--------------------------------------------------------------------------------

         The Audit Committee for the year ended June 30, 2005 was comprised of three Directors: Messrs. Wilcox, Cooper, and Klockner. Members of the Company's Audit Committee are considered "independent" under Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Board has determined that Mr. Wilcox qualifies as an "audit committee financial expert" as defined by SEC rules. The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit the Company's financial statements. The Audit Committee of the Company adopted a charter to set forth its responsibilities (the "Charter"). A copy of the Charter is attached to this Proxy as Appendix A.

         In connection with the audited financial statements contained in the Company's 2005 Annual Report on Form 10-K for the fiscal year ended June 30, 2005 the Audit Committee reviewed and discussed the audited financial statements with management and BKD, LLP. The Audit Committee discussed with BKD, LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee has also received the written disclosures and the letter from BKD, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with them their independence.

         Based on its review of the financial statements and its discussions with management and the representative of BKD, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2005, to be filed with the Securities and Exchange Commission.

                                 Audit Committee
                                 James S. Wilcox
                                  Donald Cooper
                               Richard W. Klockner

--------------------------------------------------------------------------------

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

         BKD, LLP conducted the independent audit of the Company for the year ended June 30, 2005, and the Board of Directors has selected BKD as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2006. Management of the Company expects that a representative of BKD will be present at the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions.

--------------------------------------------------------------------------------

                    TRANSACTIONS WITH DIRECTORS AND OFFICERS

--------------------------------------------------------------------------------

         Currently, the Bank makes loans to Directors who are not full-time employees of the Bank and or Company in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable loans to other persons. The Bank also has a policy whereby it will make loans to its full-time employees, including Directors and employees who are full-time employees, at an interest rate that is 1% less than the interest rate charged for comparable loans to other persons. This 1% reduction in interest rate is subject to the condition that the employees sign an agreement that the interest rate will be increased by 1% should the employee's employment with the Bank terminate for any reason.

         The following table sets forth certain information regarding loans made on terms more favorable than those offered to the public to executive officers and Directors of Company whose indebtedness to the Company exceeded $60,000 at any time since July 1, 2005:


                                                                                                  Largest         Balance
                                                                                       Rate    balance during       at
                                              Date                                      of         year ended       June 30,
Name                    Position           Originated    Loan Type                   Interest    6/30/05           2005
----                    --------           -----------   ----------                  --------  --------------     -------
Ronald B. Scott         President, CEO      11/02/93     Mortgage (Residence)          6.000%    $ 38,018         $  30,905
                                             3/29/01     Equity Line of Credit         4.750%     159,554           158,793
                                            10/03/03     Line of Credit                10.00%       5,000             5,000

Richard J. Dutton       Vice President,      8/09/02     Mortgage (Residence)           5.50%     384,949                --
                        Chief Financial      8/09/02     Equity Line of Credit          4.75%      47,424                --
                        Officer              1/15/03     Line of Credit                10.00%       1,800               171
                                             4/04/05     Mortgage (Residence)           5.25%     400,000           397,611
                                             4/04/05     Equity Line of Credit          5.00%      29,608            27,608

Linda A. Daniel         Vice President,      1/15/03     Line of Credit                10.00%          --                --
                                             4/15/04     Mortgage (Residence)           4.00%     219,578           206,806
                                             6/07/04     Consumer                       4.75%      18,746                --

         None of the outstanding loans to Directors and executive officers involve more than the normal risk of collectibility or present other unfavorable features, and all are current in their payments.

--------------------------------------------------------------------------------

                           RELATED PARTY TRANSACTIONS

--------------------------------------------------------------------------------

         In fiscal year 2005, Dungan & LeFevre Co., L.P.A., the law firm in which William J. McGraw, a Director of the Company and of the Bank, is an attorney and President, performed legal services related to loan transactions, paid by borrowers of the Bank totaling $57,364, services primarily related to litigation in which the Bank was involved totaling $23,887 and annual retainer and non litigation related services to the Bank and Company totaling $34,048.

         Title Safe Agency, Inc., is a real estate title insurance agency wholly-owned by Dungan & LeFevre. In fiscal year 2005, Title Safe Agency performed services for the Company related to loan transactions, such as title insurance and commitments, title examinations and post-closing services. Borrowers of the Bank paid Title Safe Agency $125,094 for services related to their loan transactions.

--------------------------------------------------------------------------------

                              SHAREHOLDER PROPOSALS

--------------------------------------------------------------------------------

         Any proposal which a shareholder wishes to have included in the Company's proxy materials for the Company's Annual Meeting of shareholders to be held in 2006 must be received at the main office of the Company at 635 South Market Street, Troy, Ohio 45373, no later than June 6, 2006. The Board of Directors will review each proposal so received to determine if it satisfies the criteria established by applicable law for inclusion in the Company's 2006 proxy materials.

         On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934. The amendment to 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which the shareholder has not sought to include in the Company's proxy statement. The amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

         With respect to the Company's 2006 annual meeting of shareholders, if the Company is not provided notice of a shareholder proposal which the shareholder has not previously sought to include in the Company's proxy statement by August 21, 2006, the management proxies will be allowed to use their discretionary authority as outlined above.

                                                                      Appendix A

                       PEOPLES OHIO FINANCIAL CORPORATION

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

1.     PURPOSE

The Audit Committee is a committee of the Board of Directors. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by monitoring the following processes:

1. the financial information which will be provided to shareholders, governmental or regulatory bodies, the public, and others;

2.     the Company's auditing, accounting, and financial reporting process;

3. the systems of internal controls related to finance, accounting, legal compliance, regulatory compliance and ethics that management and the Board of Directors have established, and

4.     the audit process.

The Audit Committee's primary duties and responsibilities are to:

1. serve as an independent and objective party to monitor the Company's financial reporting process and internal control system;

2. review and appraise the audit efforts of the Company's independent accountants and the internal auditors; and

3. provide an open avenue of communication among the independent accountants, financial and senior management, internal auditors, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

                                 II. COMPOSITION

THE AUDIT COMMITTEE SHOULD BE COMPRISED OF THREE OR MORE DIRECTORS AS DETERMINED
 BY THE BOARD. EACH MEMBER WILL BE INDEPENDENT OF THE MANAGEMENT OF THE COMPANY
  AND FREE OF ANY RELATIONSHIP THAT, IN THE OPINION OF THE BOARD OF DIRECTORS,
               WOULD INTERFERE WITH THEIR EXERCISE OF INDEPENDENT
                        JUDGMENT AS A COMMITTEE MEMBER.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

                                  III. MEETINGS

 THE COMMITTEE SHALL MEET AT LEAST THREE TIMES ANNUALLY, OR MORE FREQUENTLY AS
    CIRCUMSTANCES DICTATE. AS PART OF ITS JOB TO FOSTER OPEN COMMUNICATION, THE COMMITTEE MAY INCLUDE, AS A PART OF EACH MEETING AGENDA, AN EXECUTIVE
  SESSION. THIS SESSION MAY BE USED, AS NECESSARY, BY MANAGEMENT, THE INTERNAL
   AUDITORS, AND THE INDEPENDENT ACCOUNTANTS TO DISCUSS ANY MATTERS THAT THE COMMITTEE OR EACH OF THESE GROUPS BELIEVE SHOULD BE DISCUSSED SEPARATELY.
    THE COMMITTEE MAY ASK MEMBERS OF MANAGEMENT OR OTHERS TO ATTEND MEETINGS
                AND PROVIDE PERTINENT INFORMATION AS NECESSARY.

                         IV. RESPONSIBILITIES AND DUTIES

In meeting its responsibilities, the Audit Committee is expected to:

1. provide an open avenue of communication between the internal auditors, the independent accountant, and the Board of Directors;

2.     attempt to confirm and assure the objectivity of the internal auditor;

3. attempt to confirm and assure the independence of the independent accountant, including a review of management consulting services provided by the independent accountant and related fees;

4.     review and update the Committee's charter periodically;

5. recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve, if applicable, the discharge of the independent accountants;

6. review and concur in the appointment, replacement, reassignment, or dismissal of the internal auditor;

7. review the qualifications of the internal auditor to specific areas within the audit plan;

8. review with the independent auditor and internal auditor the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources;

9. consider, in consultation with the independent accountant and the internal auditor, the audit scope and plan of the internal auditors and the independent accountant. Determine if the internal auditor and independent accountants are utilizing a risk-based approach;

10.    Consider and review with the independent accountant and internal auditor:

       (a) the adequacy of the Bank's internal controls including computerized information system controls and security;

       (b) any related significant findings and recommendations of the independent accountant and internal auditing together with management responses thereto; and

       (c) the status of previous audit recommendations and management's follow up on those recommendations.

11. Review with management and the independent accountant at the completion of the annual audit:

       (a)    the Bank's annual financial statements and related footnotes;

       (b) the independent accountant's audit of the financial statements and his or her report thereon;

       (c) any significant changes required in the independent accountant's audit plan;

       (d) any serious difficulties or disputes with management encountered during the course of the audit;

       (e) other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards;

       (f) advise financial management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices; and

       (g) provide that financial management and the independent auditor discuss with the audit committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Corporation and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

12.    Review with management and the internal auditor:

       (a) regular internal audit reports to management prepared by the internal auditor, including significant findings and management's responses to those findings;

       (b) any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information; and

       (c) the annual internal audit plan and any changes required in the scope of that plan.

13.    Unless otherwise directed by the Board of Directors the Committee may:

       (a) review with management, and if necessary, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements;

       (b) review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators;

       (c) meet with the Company's and Bank's regulatory bodies to discuss the results of their examinations; and

       (d) conduct or authorize, if necessary, investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist in the conduct of any investigation.

14. Determine as regards to new transactions or events, the auditor's reasoning for the appropriateness of the accounting principles and disclosure practices adopted by the Company.

15. Meet with the internal auditor, the independent accountant, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the Audit Committee.

16. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       PEOPLES OHIO FINANCIAL CORPORATION

        PEOPLES OHIO FINANCIAL CORPORATION ANNUAL MEETING OF SHAREHOLDERS
                                October 27, 2005

         The undersigned shareholder of Peoples Ohio Financial Corporation (the "Company") hereby constitutes and appoints Ronald B. Scott, Donald Cooper and William J. McGraw, or any one of them, as the proxy or proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of the Company to be held at Edison Community College, 1973 Edison Drive, Piqua, Ohio, on October 27, 2005, at 3:00 p.m. Eastern Time (the "Annual Meeting"), all of the shares of the Company's common stock which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.       The election of three directors:

         [ ] FOR all nominees (except as            [ ] WITHHOLD authority to
             marked to the contrary below):             vote for all nominees
                                                        listed below:

                               Thomas E. Robinson
                                  Donald Cooper
                               Richard W. Klockner

2. The Board of Directors, upon the recommendation of its Audit Committee, has appointed BKD, LLP to serve as our independent registered public accounting firm for 2006 and is seeking the ratification of the appointment of BKD, LLP by our shareholders:

         [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof:

         [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

The Board of Directors recommends a vote "FOR" the proposals listed above.

UNLESS THIS PROXY IS REVOKED, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE PROPOSALS STATED ABOVE.

IMPORTANT: PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

         At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the Annual Meeting of Shareholders of the Company and of the accompanying Proxy Statement is hereby acknowledged.

Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


----------------------------                    ------------------------------
Signature                                       Signature


----------------------------                    ------------------------------
Print or Type Name                              Print or Type Name


Dated:                                          Dated:
       ---------------------                           -----------------------

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.